CORPORATION ACCOUNT

Authorizing Trading in Securities and Commodities and
Permitting Margin Transactions and Short Sales


Please read carefully, sign and return to

Smith Barney Inc.
Client Documentation Services
388 Greenwich Street
New York, NY  10013-2396


The undersigned Corporation, by its president named herein, pursuant to the resolutions annexed hereto and certified by the Secretary, hereby authorizes you to open an account in the name of said Corporation, and represents that no one other than the Corporation has any interest in such account. We also enclose herewith your Client Agreement with Consent to Loan of Securities duly executed on behalf of the Corporation and acknowledge receipt of a copy of the Client Agreement. This authorization shall continue in force until revoked by the Corporation by a written notice, addressed to the branch office servicing this account.

Further, I do hereby certify that the Secretary of this Corporation, whose name appears in the attached
Certification, has been duly elected to and now holds that office and that the signature appearing opposite his or her name is his or her true signature.


____________________________________________________________

Signature of Secretary

CPI 0014

SMITH BARNEY

A Member of Travelers Group

Account Number
Branch___ ___ ___ Account___ ___ ___ ___ ___  T__ C__ FC___
___ ___

PAGE

____________________________________________________________
Name of Corporation



____________________________________________________________
Name of President (print name)



____________________________________________________________
Signature of President



____________________________________________________________
Date



____________________________________________________________
Address of Corporation


____________________________________________________________


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

CERTIFICATION

I, being the Secretary of the Corporation named herein, do hereby certify that the following is a full, true and correct copy of Resolutions adopted by a vote of the board of Directors of said Corporation at a meeting thereof and held on the date specified below, a quorum being present, and acting throughout, that they are in accord with and pursuant to the charter and by-laws of said Corporation, and that the same have not been rescinded or modified and are in full force and effect. I further certify that the persons herein designated as officers of this Corporation have been duly elected to and now hold the offices in this Corporation set forth at their respective names.

____________________________________________________________

Date of Corporate Meeting                Month        Day
 Year


____________________________________________________________

PRESIDENT'S NAME (print name)



____________________________________________________________
VICE PRESIDENT'S NAME (print name)



____________________________________________________________
TREASURER'S NAME (print name)



____________________________________________________________




IN WITNESS WHEREOF, I have hereunto affixed my hand (and the seal of said Corporation) this ______day of______________________, 19__.
PAGE

Secretary's Signature



____________________________________________________________


NOTE: If the Secretary is empowered to act by the following resolutions, the President of this Corporation must execute this supplemental certification.
I, being the President of the Corporation named herein, do hereby certify that the Secretary (whose signature appears above) is empowered to act on behalf of the Corporation in accordance with the following resolutions.

President's Signature



____________________________________________________________

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
CLIENT AGREEMENT                                       SMITH
BARNEY


Account Number
Branch___ ___ ___ Account___ ___ ___ ___ ___  T__ C__ FC___
___ ___


Before you sign this Agreement, please read it carefully.
Instructions for the completion of this Agreement are contained in the accompanying booklet entitled "Important
New Account Information". After you have completed and signed this Agreement, please return it in the enclosed postage-paid envelope. Note: Signatures are MANDATORY in either Sections A and C OR Sections B and C.

____________________________________________________________
Account Title/Name

____________________________________________________________
Account Owner's Name          Account Owner's Name

____________________________________________________________
Street Address           Apt.      City      State     Zip
Code

In consideration of Smith Barney Inc. accepting an account for me (us), I (we) hereby acknowledge that I (we) have read, understand and agree to the terms of this Agreement contained in the sections numbered 1 through 11. If this is a margin account, I (we) further acknowledge that I (we) have read, understand and agree to the terms of this Agreement contained in the sections numbered 15 through 17. If this is a joint account, we further acknowledge that we have read, understand and agree to the terms of this Agreement contained in the sections numbered 12 through 14.
Note: Texas residents with joint accounts must also execute a Texas Joint Account Supplement agreement (form 3882).

A. CASH ACCOUNTS. I (We) acknowledged that I (we) have received a copy of this Agreement which contains a pre-dispute arbitration clause at section 5.

If this is a joint account, all parties must sign.
________________________  ____
_____________________________  ____
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
Account Owner's Signature Date Joint Account Owner's
Signature Date

B. MARGIN ACCOUNTS. By signing this Agreement, I (we) acknowledge that my (our) securities may be loaned to you or loaned out to others. I (We) acknowledge that I (we) have received a copy of this Agreement which contains a pre-dispute arbitration clause at section 6.

If this is a joint account, all parties must sign.

________________________  ____
_____________________________  ____
Account Owner's Signature Date Joint Account Owner's
Signature Date

C. TAX CERTIFICATION. (See Instructions on the last page of this form). UNDER PENALTIES OF PERJURY, I CERTIFY THAT THE NUMBER SHOWN BELOW IS MY CORRECT TAXPAYER IDENTIFICATION NUMBER OR IF NOT, THEN THE NUMBER I HAVE ENTERED BELOW IS MY CORRECT TAX IDENTIFICATION NUMBER, AND THAT I AM NOT SUBJECT TO BACKUP WITHHOLDING BECAUSE: (A) I HAVE NOT BEEN NOTIFIED BY THE INTERNAL REVENUE SERVICE (IRS) THAT I AM SUBJECT TO BACKUP WITHHOLDING AS A RESULT OF FAILURE TO REPORT ALL INTEREST OR DIVIDENDS, OR (B) THE IRS HAS NOTIFIED ME THAT I AM NO LONGER SUBJECT TO BACKUP WITHHOLDING (SEE BELOW), OR
(C) I AM EXEMPT FROM BACKUP WITHHOLDING (SEE BELOW).  NOTE:
YOU MUST CROSS OUT (B) ABOVE IF YOU ARE CURRENTLY SUBJECT TO BACKUP WITHHOLDING BECAUSE OF UNDERREPORTING INTEREST OR DIVIDENDS ON YOUR TAX RETURN.

For those exempt from backup withholding, write the word
"EXEMPT" here:  ___________________________________.

The Social Security Number or      The Social Security
Number or
Tax Identification Number on       Tax Identification Number
Smith Barney's records is:         shown to the left is
incorrect
                                   The CORRECT number is:
______________________________

- -  -  -   -   -   -   -  -         -  -  -   -   -   -   -
- -   -
PAGE

____________________________
______________________________

Note for joint accounts: The Social Security Number of this account is the number of the client whose name appears first in the account title. Do not enter the number of any other account owner.

________________________  ____
_____________________________  ____
Account Owner's Signature Date Joint Account Owner's
Signature Date

D. NAME DISCLOSURE. Please indicate your choice as to the release or withholding of your name, address and securities positions to issuing corporations.

____ NO, I do not want my name, address and securities disclosed to any companies, upon their request, in which I own securities that are being held for me at Smith Barney Inc.
____ YES, I do want.

E. MONEY MARKET FUND AGREEMENT. Available cash in your account will automatically be invested or "swept" into the money market fund of your choice. If you do NOT elect to have the automatic money market fund sweep, please check the "NO" box below, If you wish to change your choice of money market fund, please contact your Financial Consultant.
(Note to Wisconsin residents: You must indicate below specifically whether or not you wish to have a money market sweep for your account).

____ NO, I do not want cash balances in my account to be automatically swept into a money market fund.

____ YES, I would like the cash balances in my account to be automatically swept into the fund of my choice.

F. TENANCY IN COMMON. DO NOT Complete this Section if You Wish To Establish A Joint Account With Rights of Survivorship. In the event of the death of either or any of the undersigned, the interests in the account as of the close of business on the date of the death of the decedent, PAGE or on the following business day if the date of death is not a business day shall be as follows: Note: Texas residents with joint accounts must also execute a Texas Joint Account Supplement agreement (form 3882).

Name of Participant __________________ or his or her estate
_____%.

Signature of Participant
__________________________________________


PAGE

Lehman Brothers
Customer Account Services
P.O. Box 3760
New York, NY  10008-3760
________________
Client Agreement                            CPI 3025


BEFORE YOU SIGN THIS AGREEMENT, READ IT THOROUGHLY AND
RETURN THIS COMPLETED AND SIGNED AGREEMENT TO LEHMAN
BROTHERS AT THE ADDRESS ON THE LEFT SIDE OF THIS PAGE.
SUBSEQUENTLY YOU WILL RECEIVE LITERATURE CONTAINING
IMPORTANT INFORMATION ABOUT NEW ACCOUNTS.  READ THE
INFORMATION CAREFULLY AND RETAIN IT FOR FUTURE REFERENCE.


Account Number
Branch___ ___ ___ Account___ ___ ___ ___ ___  T__ C__ IR___
___ ___


____________________________________________________________

Account Title/Name

____________________________________________________________

Account Title/Name

____________________________________________________________
Mailing Address


A. CLIENT ACKNOWLEDGEMENT. I (we) hereby acknowledge that I (we) have read, understand and agree to the terms of this agreement. If this is a joint account, we further acknowledge that we have read, understand and agree to the terms of this agreement contained in paragraph 21. Note:
Texas residents must execute a Texas Joint Account Supplement agreement (form 3882). I (WE) ACKNOWLEDGE THAT I
(WE) HAVE RECEIVED A COPY OF THE AGREEMENT WHICH CONTAINS A PRE-DISPUTE ARBITRATION CLAUSE AT PARAGRAPH 22; I (WE) HAVE READ IT AND AGREE TO ITS TERMS.

________________________  ____    ________________________
Account Owner's Signature Date    Account Owner's Signature
Date

________________________  ____    ________________________
Account Owner's Signature Date    Account Owner's Signature
Date

B. NAME DISCLOSURE. Please indicate your choice as to the release or withholding of your name, address and securities positions to issuing corporations.

____ NO, I do not want my name, address and securities positions disclosed to any companies, upon their request, in which I own securities that are being held for me at Lehman Brothers Inc. ("Lehman") or any firm acting as a clearing broker for Lehman.
____ YES, I do want.

C. MONEY MARKET FUND AGREEMENT. Lehman will be authorized (but not required) to invest or "sweep" available cash in your account into one of its money market funds unless you elect otherwise below. If you want to choose a particular money market fund or you do not want available cash swept into a money market fund, please indicate below. If you wish to discuss or change your choice of money market funds, please contact your Investment Representative.
(Note to Wisconsin residents: You must indicate below specifically whether or not you wish to have a money market sweep for your account).

____ NO, I do not want cash balances in my account to be
     automatically swept into a money market fund.
____ YES, I want the cash balances in my account automatically swept into the fund of my choice.

D. JOINT ACCOUNT WITH RIGHTS OF SURVIVORSHIP. If the account has more than one owner, this agreement establishes a Joint Account With Rights of Survivorship. If you and the other account owners wish to establish a

Tenancy in Common instead, each of you must execute a Joint
Account Agreement As Tenants in Common in addition to this Client Agreement. Note: Texas residents must execute a Texas Joint Account Supplement agreement (form 3882).

E. MARGIN ACCOUNT AGREEMENT. Complete this section only if you accept the margin agreement described in paragraph 16 through 19 of this agreement.

In consideration of your opening and maintain in one or more margin accounts on my behalf, I (we) hereby acknowledge that I (we) have read, understand and agree to the terms of a margin account contained in paragraphs 16 through 19 of this agreement. BY SIGNING THIS AGREEMENT, I (WE) ACKNOWLEDGE THAT MY (OUR) SECURITIES MAY BE LOANED TO YOU OR LOANED OUT TO OTHERS. If this is a joint account, all parties must sign.

________________________  ____    ________________________
Account Owner's Signature Date    Account Owner's Signature
Date

________________________  ____    ________________________
Account Owner's Signature Date    Account Owner's Signature
Date

F. TAX CERTIFICATION. UNDER PENALTIES OF PERJURY, I CERTIFY THAT THE NUMBER SHOW BELOW (AND TO THE LEFT) IS MY CORRECT TAXPAYER IDENTIFICATION NUMBER OR IF NOT, THEN THE NUMBER I HAVE ENTERED BELOW (AND TO THE RIGHT) IS MY CORRECT TAX IDENTIFICATION NUMBER, AND THAT I AM NOT SUBJECT TO BACKUP WITHHOLDING BECAUSE (A) I HAVE NOT BEEN NOTIFIED BY THE INTERNAL REVENUE SERVICE (IRS) THAT I AM SUBJECT TO BACKUP WITHHOLDING AS A RESULT OF FAILURE TO REPORT ALL INTEREST OR DIVIDENDS, OR (B) THE IRS HAS NOTIFIED ME THAT I AM NO LONGER SUBJECT TO BACKUP WITHHOLDING (SEE BELOW), OR
(C) I AM EXEMPT FROM BACKUP WITHHOLDING (SEE BELOW).  NOTE:
YOU MUST CROSS OUT (B) ABOVE IF YOU ARE CURRENTLY SUBJECT TO BACKUP WITHHOLDING BECAUSE OF UNDERREPORTING INTEREST OR DIVIDENDS ON YOUR TAX RETURN.

FOR THOSE EXEMPT FROM BACKUP WITHHOLDING (SEE INSTRUCTIONS
ON PAGE 4), WRITE THE WORD "EXEMPT" HERE:
______________________

PAGE

Note for joint accounts: The Social Security Number of this account is the number of the client whose name appears first in the account title. Do not enter the number of any other account owner.



The Social Security Number or Tax Identification Number on
Lehman Brothers' records is:

Taxpayer Identification Number

The Social Security Number or Tax Identification Number shown to the left is incorrect. The CORRECT number is:

Taxpayer Identification Number

______________________________

The Investor CreditLine* Service Client Agreement

Note: CMA*, CBA*, and WCMA* clients who have already signed this agreement need not return this form.

In consideration of your accepting and carrying one or more accounts for the undersigned, the undersigned hereby consents and agrees that:

Applicable Rules and Regulations
1. All transactions shall be subject to the constitutions, rules, regulations, customs and usages of the exchange or market and its clearinghouse, if any, on which such transactions are executed by you (Merrill Lynch, Pierce, Fenner & Smith, Inc.) or your agents, including your subsidiaries and affiliates.

Definition
2. For purposes of this agreement, "securities and other property" shall include but not be limited to, money, securities, financial instruments and commodities of every kind and nature and all contracts and options relating thereto, whether for present or future delivery.

Collateral Requirement and Credit Charges for the Investor
CreditLine* Service
3. The undersigned will maintain such securities and other property in the accounts of the undersigned for collateral purposes as you shall require from time to time; and the monthly debt balance of such accounts shall be charged, in accordance with your usual custom, with interest at a rate permitted by the laws of the State of New York. It is understood that the interest charge made to the undersigned's account at the close of a charge period will, unless paid, be added to the opening balance for the next charge period and that interest will be charged upon such opening balance, including all interest so added.

Security Interest
4. All securities and other property now or hereafter held, carried or maintained by you or by any of your affiliates in your possession or control, or in the possession or control of any such affiliate, for any purpose, in or for any account of the undersigned now or hereafter opened,

PAGE
including any account in which the undersigned may have an interest, shall be subject to a lien for the discharge of all the indebtedness and other obligations of the undersigned to you, and are to be held by you as security for the payment of any liability or indebtedness of the undersigned to you in any of said accounts. You shall have the right to transfer securities and other property so held by you from or to any other of the accounts of the undersigned whenever in your judgment you consider such a transfer necessary for your protection. In enforcing your lien, you shall have the discretion to determine which securities and property are to be sold and which contracts are to be closed.

Representations as to Beneficial Ownership and Control
5. The undersigned represents that, with respect to securities against which credit is or may be extended by you:**(b) does not control, is not controlled by, and is not under common control with, the issuer of any such securities. In the event that any of the foregoing representations are inaccurate or become inaccurate, the undersigned will promptly so advise you in writing.

Calls for Additional Collateral--Liquidation Rights
6. (a) You shall have the right to require additional collateral:

          (1) in accordance with your general policies for the Investor CreditLine* service maintenance requirements, as such may be modified, amended or supplemented from time to time; or

          (2)  if in your discretion you consider it
               necessary for your protection at any earlier or later point in time than called for by said general policies; or

          (3) in the event that a petition in bankruptcy or for appointment of a receiver is filed by or against the undersigned; or

          (4)  if an attachment is levied against the
               accounts of the undersigned; or

          (5)  in the event of the death of the undersigned.
PAGE

     (b) If the undersigned does not provide you with additional collateral as you may require in accordance with
(a)(1) or (2), or should an event described in (a)(3), (4) or (5) occur (whether or not you elect to require additional collateral), you shall have the right:

          (1)  to sell any or all securities and other
               property in the accounts of the undersigned with you or with any of your affiliates, whether carried individually or jointly with others;

          (2)  to buy any or all securities and other
               property which may be short in such accounts;
               and

          (3) to cancel any open orders and to close any or all outstanding contracts.

You may exercise any or all of your rights under (b)(1), (2) or (3) without further demand for additional collateral, or notice of sale or purchase, or other notice or advertisement. Any such sales or purchases may be made at your discretion on any exchange or other market where such business is usually transacted, or at public auction or private sale; and you may be the purchaser for your own account. It is understood that your giving of any prior demand or call or prior notice of the time and place of such sale or purchase shall not be considered a waiver of your right to sell or buy without any such demand, call or notice as herein provided.

Payment of Indebtedness Upon Demand
7. The undersigned shall at all times be liable for the payment upon demand of any debit balance or other obligations owing in any of the accounts of the undersigned with you, and the undersigned shall be liable to you for any deficiency remaining in any such accounts in the event of the liquidation thereof, in whole or in part, by your or by the undersigned; and the undersigned shall make payment of such obligations and indebtedness upon demand.

Liability for Costs of Collection

PAGE

8. To the extent permitted by the laws of the State of New York, the reasonable costs and expenses of collection of the debit balance and any unpaid deficiency in the accounts of the undersigned with you, including but not limited to attorney's fees incurred and payable or paid by you, shall be payable to you by the undersigned.

Pledge of Securities and Other Property
9. All securities and other property now or hereafter held, carried or maintained by you in your possession or control in any of the accounts of the undersigned may be pledged and repledged by you from time to time without notice to the undersigned, either separately or in common with other such securities and other property, for any amount due in the accounts of the undersigned, or for any greater amount, and you may do so without retaining in your possession or under your control for delivery a like amount of similar securities or other property.

Lending Agreement
10. In return for the extension or maintenance of any credit by you, the undersigned acknowledges and agrees that the securities in the undersigned's account, together with all attendant rights of ownership, may be lent to you out to others to the extent not prohibited by applicable laws, rules and regulations. In connection with such securities loans, you may receive and retain certain benefits to which the undersigned will not be entitled. The undersigned understands that, in certain circumstances, such loans could limit the undersigned's ability to exercise voting rights, in whole or in part, with respect to the securities lent.

Presumption of Receipt of Communications
11. Communications may be sent to the undersigned at the address of the undersigned or at such other address as the undersigned may hereafter give you in writing. All communications so sent, whether by mail, telegraph, messenger or otherwise, shall be deemed given to the undersigned personally, whether actually received or not.

Accounts Carried as Clearing Broker
12. If you are carrying the account of the undersigned as clearing broker by arrangement with another broker through whose courtesy the account of the undersigned has been

PAGE
introduced to you, then until receipt from the undersigned of written notice to the contrary, you may accept from such other broker, without inquiry or investigation by you (a) orders for the purchase or sale in said account of securities and other property on credit or otherwise, and
(b) any other instructions concerning said account. You shall not be responsible or liable for any acts or omissions of such other broker or its employees.

Agreement to Arbitrate Controversies

13.  -    Arbitration is final and binding on the parties.

     - The parties are waiving their right to seek remedies in court, including the right to jury trial.

     - Prearbitration discovery is generally more limited than and different from court proceedings.

     - The arbitrator's award is not required to include factual findings or legal reasoning and any party's right to appeal or to seek modification of rulings by the arbitrators is strictly limited.

     - The panel of arbitrators will typically include a minority of arbitrators who were or are affiliated with the securities industry.

The undersigned agrees that all controversies which may arise between us, including but not limited to those involving any transaction or the construction, performance or breach of this or any other agreement between us, whether entered into prior, on or subsequent to the date hereof, shall be determined by arbitration. Any arbitration under this agreement shall be conducted only before the New York Stock Exchange, Inc., the American Stock Exchange, Inc. or arbitration facility provided by any other exchange of which you are a member, the National Association of Securities Dealers, Inc. or the Municipal Securities Rulemaking Board, and in accordance with its arbitration rules then in force. The undersigned may elect in the first instance whether arbitration shall be conducted before the New York Stock Exchange, Inc., the American Stock Exchange, Inc. or

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
arbitration facility provided by any other exchange of which you are a member, the National Association of Securities Dealers, Inc. or the Municipal Securities Rulemaking Board, but if the undersigned fails to make such election, by registered letter or telegram addressed to you at the office where the undersigned maintains the account, before the expiration of five days after receipt of a written request from you to make such election, then you may make such election. Judgment upon the award of the arbitrators may be entered in any court, state or federal, having jurisdiction.

No person shall bring a putative or certified class action to arbitration, nor seek to enforce any pre-dispute arbitration agreement against any person who has initiated in court a putative class action, or who is a member of a putative class who has not opted out of the class with respect to any claims encompassed by the putative class action until: (i) the class certification is denied; (ii) the class is decertified; or (iii) the customer is excluded from the class by the court. Such forbearance to enforce an agreement to arbitrate shall not constitute a waiver of any rights under this agreement except to the extent stated herein.

Joint and Several Liability
14. If the undersigned shall consist of more than one person, their obligations under this agreement shall be joint and several.

Representation as to Capacity to Enter Into Agreement
15. The undersigned represents that no one except the undersigned has an interest in the account or accounts of the undersigned with you. If a natural person, the undersigned represents that the undersigned is of full age, is not an employee of any exchange, nor of any corporation of which any exchange owns a majority of the capital stock, nor of a member of any exchange, nor of a member firm or member corporation registered on any exchange, nor of a bank, trust company, insurance company or any corporation, firm or individual engaged in the business of dealing either as broker or as principal in securities, bills of exchange, acceptances or other forms of commercial paper. If any of the foregoing representations is inaccurate or becomes inaccurate, the undersigned will promptly so advise you in writing.

PAGE

Extraordinary Events
16. You shall not be liable for loss caused directly or indirectly by government restrictions, exchange or market rulings, suspension or trading, war, strikes or other conditions beyond your control.

The Laws of the State of New York Government
17. This agreement and its enforcement shall be governed by the laws of the State of New York; and shall cover individually and collectively all accounts which the undersigned may open or reopen with you; shall inure to the benefit of your successors, whether by merger, consolidation or otherwise, and assigns, and you may transfer the accounts of the undersigned to your successors and assigns; and this agreement shall be binding upon the heirs, executors, administrators, successors and assigns of the undersigned.

Amendments
18. The undersigned agrees that you shall have the right to amend this Agreement, by modifying or rescinding any of its existing provisions or by adding any new provision. Any such amendment shall be effective as of a date to be established by you, which shall not be earlier than thirty days after you send notification of any such amendment to the undersigned.

Separability
19. If any provision or condition of this agreement shall be held to be invalid or unenforceable by any court, or regulatory or self-regulatory agency or body, such invalidity or unenforceability shall attach only to such provision or condition. The validity of the remaining provisions and conditions shall not be affected thereby and this agreement shall be carried out as if such invalid or unenforceable provision or condition were not contained herein.

Headings are Descriptive
20. The heading of each provision hereof is for descriptive purposes only and shall not be deemed to modify or qualify any of the rights or obligations set forth in each such provision.

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
CMA, CBA, and WCMA clients may have already signed and returned this agreement. If so, please disregard.

BY SIGNING THIS AGREEMENT, THE UNDERSIGNED ACKNOWLEDGES (1) THAT, IN ACCORDANCE WITH PARAGRAPH 13, THE UNDERSIGNED IS AGREEING IN ADVANCE TO ARBITRATE ANY CONTROVERSIES THAT MAY ARISE WITH YOU; (2) THAT, PURSUANT TO PARAGRAPH 10 ABOVE, CERTAIN OF THE UNDERSIGNED'S SECURITIES MAY BE LOANED TO YOU OR LOANED OUT TO OTHERS; AND (3) RECEIPT OF A COPY OF THIS AGREEMENT.

Signature:                                        Date:



Title
          (For special accounts, example: Trustee)


Signature:                                        Date:
          (Second party if joint account; Co-Trustee)


Title
          (For special accounts, example: Co-Trustee)


Account No.:

* Copyright 1995
Merrill Lynch, Pierce, Fenner & Smith Incorporated.
Printed in U.S.A.  All rights reserved.  April 1995.
Member Securities Investor Protection Corporation (SIPC).

"CMA," "CBA" and "WCMA" are registered service marks of Merrill Lynch & Co., Inc.

"Investor CreditLine" is a service mark of Merrill Lynch &
Co., Inc.

**5A Stricken (Client currently owns more than 3%)

PAGE

               ADDENDUM TO CUSTOMER AGREEMENT

     This agreement made the 2nd day of November, 1995, between High River Limited Partnership, a Delaware Limited Partnership, hereinafter called the Pledgor, and Wagner Stott Clearing Corp., hereinafter called the Pledgee. The "issuer" in this Agreement is defined as any corporation whose securities are pledged by the Pledgor to obtain margin credit.

     The line of credit grated to the Pledgor pursuant to this Agreement shall be canceled upon the Pledgor becoming an affiliate of the issuer as that term is defined in paragraph (a)(1) of Rule 144 promulgated under the Securities Act of 1933. It shall be presumed that the Pledgor has become an affiliate of the issuer if one or more of the following events occur: (1) one or more representatives of the Pledgor become members of the board of directors of the issuer, or (2) the Pledgor acquires more than ten percent (10%) of the number of outstanding shares of the issuer. If any of the foregoing events occur, the presumption that the Pledgor is an affiliate may be negated by the Pledgor supplying a legal opinion, which is adequate in the opinion of counsel for the Pledgee, that it is nevertheless a non-affiliate. In the event that counsel for the Pledgee determines that the legal opinion supplied on behalf of the Pledgor is inadequate with respect to negating affiliate status, or the Pledgor concedes that it is an affiliate of the issuer, the Pledgor hereby agrees that it will pay the full amount of the outstanding indebtedness owed the Pledgee within five (5) business days of receipt of notice of such determination or concession. The Pledgee may also request the issuance of a legal opinion, in regard to the affiliate status of the Pledgor, at any time the Pledgor becomes obligated to file an amendment to its Schedule 13D under the Rules promulgated under the Securities Exchange Act of 1934.

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
     In consideration for the Pledgee extending the line of credit pursuant to this Agreement, the Pledgor represents to the Pledgee that the Pledgor shall either (1) secure alternate financing for this loan in the event that the Pledgee cancels the line of credit, or (2) deposit sufficient cash or marginable securities such that the relationship between the Pledgor and Pledgee is in compliance with all applicable regulations and internal policies of the Pledgee.

     When and if in the Pledgor's opinion, the Pledgor's status has changed from non-affiliate to affiliate, or becomes obligated to file an amendment to its Schedule 13D, the Pledgor shall notify as soon as practicable the Pledgee of such change of status or of such obligation to file.

     The Pledgor additionally agrees that during any period in which the Pledgor is extending credit to the Pledgee secured by marginable securities, the Pledgor shall be obligated to meet any margin maintenance call in full within forty-eight (48) hours after the receipt of such margin maintenance call in Fed Funds, in cash or in non-control non-

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

restricted securities, which have been approved or margin credit by the Board of Governors of the Federal Reserve System. In addition, the certificates representing such securities shall be presented in a form such that the transfer thereof shall require no more than the endorsement of the registered owner and, if necessary, a corporate resolution. The running of said forty-eight (48) hour period shall be tolled by a period of twenty-four (24) hours for each succeeding calendar day during which the New York Stock Exchange is not open during normal trading hours. While held at Wagner Stott Clearing Corp., the account will be subject to a minimum maintenance requirement of 45%. All presently existing internal policies on margin account maintenance, as well as the regulation of the Federal Reserve Board and New York Stock Exchange, shall also apply at all times. The Pledgor shall be required to sign a standard lending agreement, if not already signed upon the date of this agreement.

     Upon the discharge by Pledgor of all indebtedness and obligations owned to Pledgee, Pledgee shall forthwith deliver to Pledgor all securities or other property in the account of Pledgor. Prior to such discharge, Pledgor shall have the right to demand prompt delivery by Pledgee, provided that other securities, or property remaining in such account are sufficient to satisfy all applicable margin requirements.

PAGE

                         SIGNATURES

HIGH RIVER LIMITED PARTNERSHIP     WAGNER STOTT CLEARING
CORP.


By:___________________________
By:________________________

Title:________________________
Title:_____________________


Dated:________________________
Dated:_____________________


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
Margin Account Agreement

To:  National Financial Services Corporation ("NFSC" or
"you").

     1. I agree as follows with respect to all of my accounts, in which I have an interest alone or with others, which I have opened or will open in the future, with you for the purchase and sale of securities. I hereby acknowledge that I have read, understand and agree to the terms set forth below. Upon acceptance of my application(s), I understand NFSC will maintain an account for me and, as my broker, buy or sell securities or other products according to my instructions. All decisions relating to my investment or trading activity shall be made by me or my duly authorized representative. Any information I give NFSC on this account agreement will be subject to verification, and I authorize you to obtain a credit report about me at any time. Upon written request, NFSC will provide the name and address of the credit reporting agency used. I authorized NFSC, and my Broker/Dealer to exchange credit information about me. My Broker/Dealer also may tape record conversations with me in order to verify data concerning any transactions I request, and I consent to such recording. I also understand that my account(s) is carried by National Financial Services Corporation (NFSC), and that all terms of this agreement also apply between me and NFSC. I have carefully examined my financial resources, investment objectives, tolerance for risk along with the terms of the margin agreement, and have determined that margin financing is appropriate for me. I understand that investing on margin involves the extension of credit to me and that my financial exposure could exceed the value of my securities.


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
     2. I am of legal age in the state in which I reside and represent that, except as otherwise disclosed to you in writing, I am not an employee of any Exchange or of a Member Firm of any Exchange or the NASD, or of a bank, trust company, or insurance company and that I will promptly notify you if I become so employed.

     3. All transactions through NFSC are subject to the constitution, rules, regulations, customs, and usages of the exchange, market or clearing house where executed, as well as to any applicable federal or state laws, rules and regulations.

     4. Any and all credit balances, securities, or contracts relating thereto, and all other property of whatsoever kind belonging to me or in which I may have an interest held by you or carried for my accounts shall be subject to a general lien for the discharge of my obligations to you (including unmatured and contingent obligations) however arising and without regard to whether or not you have made advances with respect to such property and without notice to me may be carried in your general loans and all securities may be pledged, repledged, hypothecated or rehypothecated, separately or in common with other securities or any other property, for the sum due to you thereon or for a greater sum and without retaining in your possession and control for delivery a like amount of similar securities or other property. At any time and from time to time you may, in your discretion, without notice to me, apply and/or transfer any securities, contracts relating thereto, cash or any other property therein, interchangeably between any of my accounts, whether individual or joint from any of my accounts to any account guaranteed by me. You are specifically authorized to transfer to my cash account, on the settlement day following a purchase made in that account, excess funds available in any of my other accounts,

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
including but not limited to any free balances in any margin account, sufficient to make full payment of this cash purchase. I agree that any debit occurring in any of my accounts may be transferred by you at your option to my margin account.

     5. I will maintain such margins as you may in your discretion require from time to time and will pay on demand any debit balance owing with respect to any of my accounts. I will be liable to you for any deficiencies in such account in the event of the liquidation of such accounts, in whole or in part, by you or the undersigned. Whenever in your discretion you deem it desirable for your protection (and without the necessity of a margin call), including but not limited to extreme market volatility or trading volumes, an instance where a petition in bankruptcy or for the appointment of a receiver is filed by or against me, or an attachment is levied against my account, or in the event of notice of my death or incapacity, or in compliance with the orders of any Exchange, you may, without prior demand, tender, and without any notice of the time or place of sale, all of which are expressly waived, sell any or all securities, or contracts relating thereto which may be your possession, or which you may be carrying for me, or by any securities, or contracts relating thereto of which my account or accounts may be short, in order to close out in whole or in part any commitment in my behalf or you may place stop orders with respect to such securities and such sale or purchase may be made at your discretion on any Exchange or other market where such business is then transacted, or at public auction or private sale, with or without advertising and neither any demands, calls, tenders or notices which you may make or give in any one or more

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
instances nor any prior course of conduct or dealings between us shall invalidate the aforesaid waivers on my part. You shall have the right to purchase for your own account any or all of the aforesaid property at such sale, discharged of any right of redemption which is hereby waived. I understand that my financial exposure could exceed the value of securities in my account.

     6. In the absence of a specific demand, all transactions in any of my accounts are to be paid for, securities delivered or required margin deposited, no later than 2 p.m. Eastern Time on the settlement date. NFSC reserves the right to cancel or liquidate at my risk any transaction not timely settled. Margin calls are due on the date indicated regardless of the settlement date of the transaction. For most stocks and bonds, the settlement date is the fifth business day following the trade date. Settlement dates for U.S. government issues vary. Options settle on the next business day. Interest will be charged on any debit balance which remains in my account past the settlement date as explained in the Disclosure of Credit Terms section of this Agreement.

     7. I agree to be charged interest on any credit extended to or maintained for me by you for the purpose of purchasing, carrying or trading in any security. The annual rate of interest which will be charged on net debit balances will be calculated by means of a formula based on the rate for brokers' call money published in financial sections of newspapers. The annual rate of interest is subject to change without prior notice in accordance with changes in the brokers' call money rate. With the exception of a credit balance in the short account, all other credit balances in all cash and margin accounts are combined and interest is charged to the margin account on any resulting debit balance. Interest is computed monthly on the net debit balances during the month. If during the month, there

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


is a change in interest rates, separate charges will be shown for each interest period under he different rate. The combining of balances, as well as the actual interest calculations, are done by computer, but interest is arrived at by multiplying the net debit balance by the effective rate of interest divided by 360, times the number of days. In the event there is a decline in the market value of the securities in the margin account, you may have to request additional collateral. Generally, such a request for additional collateral will be made by you when the equity in the account falls below 30%. However, you retain the right to require additional margin at any time you deem it necessary or advisable. Any such call for additional collateral may be met by delivery of additional marginable securities or cash. Any securities in any of the accounts of the undersigned are collateral for any debit balances in the account with you. A lien is created by these debits to secure the amount of money owed you. This means that, in accordance with the terms of this agreement, securities in the said accounts can be sold by you to redeem or to liquidate any debit balances in these accounts.

     8. I agree that, in giving orders to sell, all "short" sale orders will be designated as "short" and all "long" sale orders will be designated as "long" and that the designation of a sell order as "long" is a representation on my part than I own the security and, unless otherwise waived by you in your discretion that I have delivered such security to you.

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

     9. Reports of the execution of orders and statements of my account shall be conclusive if not objected to in writing within five days and ten days, respectively, after transmittal to me by mail or otherwise.

     10. All communications including margin calls may be sent to me at my address given you, or at such other address as I may hereafter give you in writing, and all communications so sent, whether in writing or otherwise, shall be deemed given to me personally, whether actually received or not.

     11. I am liable for payment upon demand of any debit balance or other obligation owed in any of my accounts or any deficiencies following a whole or partial liquidation, and I agree to satisfy any such demand or obligation.
Interest will accrue on any such deficiency at prevailing margin rates until paid. I agree to reimburse NFSC for al reasonable costs and expenses incurred int he collection of any debit balance or unpaid deficiency in any of my accounts, including, but not limited to, attorneys' fees.

     12. NFSC is not liable for any losses caused directly or indirectly by government restrictions, exchange or market rulings, suspension of trading or other conditions beyond its control, including, but not limited to, extreme market volatility or trading volumes.

     13. No waiver of any provision of this Agreement shall be deemed a waiver of any other provision, nor a continuing waiver of the provision or provisions so waived.

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
     14. I understand that no provision of this Agreement can be amended or waived except by an officer of your Company, and that this Agreement shall continue in force until its termination by me is acknowledged in writing by an officer of your Company; or until written notice of termination by you shall have been mailed to me at my address last given you.

     15. This contract shall be governed by the laws of the Commonwealth of Massachusetts, and shall inure to the benefit of your successors and assigns, and shall be binding on the undersigned, his heirs, executors, administrators, successors, and assigns.

     16. If any provision hereof is or at any time should become inconsistent with any present or future law, rule or regulation of any securities exchange, or of any sovereign government or a regulatory body thereof and of these bodies have jurisdiction over the subject matter of this Agreement, said provision shall be deemed to be superseded or modified to confirm to such law, rule or regulation, but in all other respect this Agreement shall continue and remain in full force and effect.

     17. If the undersigned shall consist of more than one individual, their obligations under Agreement shall be joint and several.

     18. I understand that you may deliver margin calls and other notices to my agent,
___________________________________ or the sole purpose of
collection of obligations of mine under this agreement. I agree to the foregoing and further understand that ________________________________ may act on your behalf with respect to margin calls in your discretion.

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
     19. I represent that I have read and understand the Disclosure of Credit Terms on Transactions, I further understand that they may be amended from time to time.

     20. YOU ARE HEREBY AUTHORIZED TO LEND SEPARATELY OR TOGETHER WITH THE PROPERTY OF OTHERS EITHER TO YOURSELVES OR TO OTHERS AND PROPERTY WHICH YOU MAY BE CARRYING FOR ME ON MARGIN. THIS AUTHORIZATION SHALL APPLY TO ALL ACCOUNTS CARRIED BY YOU FOR ME AND SHALL REMAIN IN FULL FORCE UNTIL WRITTEN NOTICE OF REVOCATION IS RECEIVED BY YOU AT YOUR PRINCIPAL OFFICE IN BOSTON, MASSACHUSETTS.

I REPRESENT THAT I HAVE READ THE TERMS AND CONDITIONS AS
CURRENTLY IN EFFECT AND AGREE TO BE BOUND BY SUCH TERMS AND
CONDITIONS AS CURRENTLY IN EFFECT AND AS MAY BE AMENDED FROM
TIME TO TIME.  THIS ACCOUNT IS GOVERNED

BY A PRE-DISPUTE ARBITRATION CLAUSE WHICH IS ENCLOSED.  I
ACKNOWLEDGE RECEIPT OF THE PRE-DISPUTE ARBITRATION CLAUSE.


Date: _______________________________

Customer's Signature/Date:
________________________________________

Signature of Joint Tenant (if any)/Date:
__________________________

____________________________________________________________

PAGE

Spear, Leeds & Kellogg


CUSTOMER AGREEMENT

This Agreement sets forth the terms and conditions under which Spear, Leeds & Kellogg ("SLK") will accept and main-tain one or more accounts of the undersigned ("Customer").

1. All transactions under this Agreement shall be subject to applicable laws, rules and regulations of all federal and state and regulatory agencies and the constitution, rules and customs of the exchange or market (and its clearing house) where transactions are executed.

2. Confirmations of transactions and statements for the Customer's Account(s) shall be binding upon the Customer if the Customer does not object, in writing,within ten days after receipt by the Customer. Notice or other communications including margin and maintenance calls delivered or mailed to the address given below shall, until SLK has received notice in writing of a different address, be deemed to have been personally delivered to the Customer whether actually received or not.

3. If SLK carries Customer's account as clearing broker by arrangement with another broker through whose courtesy the account has been introduced, this Agreement shall also apply to and inure to the benefit of such broker. Unless SLK receives a written notice to the contrary, SLK shall accept from such other broker, without any inquiry or investigation by it (i) orders for the purchase or sale in Customer's account of securities and other property on mar;gin or otherwise, and (ii) any other instructions concerning said account. Customer understands that SLK shall have no responsibility or liability for any acts or omissions of such other broker, its officers, employees or agents.

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
4. In the event SLK holds on behalf of Customer bonds or preferred stocks in street or bearer form which are callable in part by the issuer, such securities shall be subject to an impartial lottery allocation system in accordance with the rules of the New York Stock Exchange, Inc.

5. Customer agrees to provide SLK with information and documentation to enable SLK to comply with tax laws appli-cable to Customer's account and Customer agrees to reimburse SLK for any loss or penalty assessed against SLK resulting from Customer's non-compliance with such laws and arising out of transactions in, or the maintenance of Customer's account at SLK.

6. Customer agrees that Customer's property (including but not limited to securities, commodity futures contracts, commercial paper, monies, and any after acquired property) held by SLK or carried in Customer's accounts shall be subject to a continuing security interest for payment of all of Customer's obligations and liabilities to SLK. In the event of a breach or default under this Agreement, SLK shall have all rights and remedies available to a secured creditor under the Uniform Commercial Code of New York in addition to the rights and remedies provided herein or otherwise by law. If at any time SLK considers it necessary for its protection it may require Customer to deposit cash or collateral with SLK to assure due performance of open contractual commitments.

7. Any breach of this Agreement or the filing of a petition in bankruptcy or for the appointment of a receiver by or against Customer or the levy of an attachment against Customer's account(s) with SLK, or the death, mental incompetence or dissolution of Customer, shall constitute, at SLK's election, Customer's default under all agreements with SLK. SLK reserves the right to sell any property in


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
Customer's account (including Customer's jointly held accounts, if any), to buy any property which may be short in such accounts and/or to cancel all outstanding transactions and to offset any indebtedness in such accounts against any other of Customer's accounts (either individually or jointly with others) and Customer shall be liable to SLK for any loss or costs sustained. Such purchases and/or sales may be public or private and may be made without notice or advertisement and in such manner as SLK may in its discretion determine. At any such sale or purchase SLK may purchase or sell the property free of any right of redemption. Customer agrees that SLK is entitled to the reasonable costs of collection including attorney's fees, court costs and expenses incurred by SLK in collecting Customer's unpaid debit balances.

8. No term or provision of this Agreement may be waived or modified unless in writing and signed by the party against whom such waiver or modification is sought to be enforced. SLK's failure to insist upon complete compliance with any term of this Agreement shall in no event be considered a waiver by SLK of its rights or privileges. This Agreement contains the entire understanding between Customer and SLK concerning the subject matter of this Agreement. Customer may not assign any rights and obligations hereunder without first obtaining the prior written consent of SLK. Notice or other communications including margin calls delivered or mailed to the address given below, or such other address as is provided in writing to SLK by Customer, shall be deemed to have been personally delivered.

9. Customer hereby agrees that this Agreement and all the terms thereof shall be binding upon its heirs, executors, administrators, personal representatives and assigns. This
Agreement shall be binding upon and inure to the benefit of SLK, its successors and assigns.

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
10. This Agreement shall be governed and construed by the laws of the State of New York and the rights and liabilities of the parties shall be determined in accordance with such laws.

11. All orders for the purchase or sale of securities and other property will be authorized by the Customer and executed with the understanding that an actual purchase or sale is intended and that it is the Customer's intention and obligation in every case to deliver certificates or commodities to cover any and all sales or to receive and pay for certificates or commodities upon SLK's demand. If SLK makes a short sale of any securities and other property at the Customer's direction or if the Customer fails to deliver to SLK any securities and other property that SLK has sold at the Customer's direction. SLK is authorized to borrow the securities and other property necessary to enable SLK to make delivery and the Customer agrees to be responsible for any cost or loss SLK may incur, or the cost of obtaining the securities and other property if SLK is unable to borrow it. SLK is the Customer's agent to complete all such transactions and is authorized to make advances and expend monies as are required.

12. Customer agrees that, in giving orders to sell, all "short" sales orders will be designated as "short" and all "long" sale orders will be designated as "long" and that the designation of a sell order as "long" is a representation on the part of Customer that Customer owns the security.

13. If any provisions herein are deemed inconsistent with any present or future law, rule or regulation of any government or regulatory body having jurisdiction over the subject matter of this Agreement, such provision only shall be considered rescinded or modified in accordance with any such law, rule or regulation.

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
14. . ARBITRATION IS FINAL AND BINDING ON THE PARTIES.

 . THE PARTIES ARE WAIVING THEIR RIGHT TO SEEK REMEDIES IN
COURT, INCLUDING THE RIGHT TO JURY TRIAL.

 . PRE-ARBITRATION DISCOVERY IS GENERALLY MORE LIMITED THAN
AND DIFFERENT FROM COURT PROCEEDINGS.

 . THE ARBITRATORS' AWARD IS NOT REQUIRED TO INCLUDE FACTUAL
FINDINGS OR LEGAL REASONING AND ANY PARTY'S RIGHT TO APPEAL
OR TO SEEK MODIFICATION OF RULINGS BY THE ARBITRATORS IS
STRICTLY LIMITED.

 . THE PANEL OF ARBITRATORS WILL TYPICALLY INCLUDE A
MINORITY OF ARBITRATORS WHO WERE OR ARE AFFILIATED WITH THE
SECURITIES INDUSTRY.

15. THE CUSTOMER AGREES, AND BY CARRYING AN ACCOUNT FOR THE CUSTOMER SLK AGREES THAT ALL CONTROVERSIES WHICH MAY ARISE BETWEEN US CONCERNING ANY TRANSACTION OR THE CONSTRUCTION, PERFORMANCE, OR BREACH OF THIS OR ANY OTHER AGREEMENT BETWEEN US PERTAINING TO SECURITIES AND OTHER PROPERTY, WHETHER ENTERED INTO PRIOR, ON OR SUBSEQUENT TO THE DATE HEREOF, SHALL BE DETERMINED BY ARBITRATION. ANY ARBITRATION UNDER THIS AGREEMENT SHALL BE CONDUCTED PURSUANT TO THE FEDERAL ARBITRATION ACT AND THE LAWS OF THE STATE OF NEW

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

YORK, BEFORE THE AMERICAN STOCK EXCHANGE, INC., THE NEW YORK STOCK EXCHANGE, INC. OR THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. AND IN ACCORDANCE WITH THE RULES OBTAINING OF THE SELECTED ORGANIZATION. THE CUSTOMER MAY ELECT IN THE FIRST INSTANCE WHETHER ARBITRATION SHALL BE AT THE AMERICAN STOCK EXCHANGE, INC., THE NEW YORK STOCK EXCHANGE, INC. OR THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC., BUT IF THE CUSTOMER FAILS TO MAKE SUCH ELECTION, BY REGISTERED LETTER OR TELEGRAM ADDRESSED TO SLK AT SLK'S MAIN OFFICE, BEFORE THE EXPIRATION OF TEN DAYS AFTER RECEIPT OF A WRITTEN REQUEST FROM SLK TO MAKE SUCH ELECTION, THEN SLK MAY MAKE SUCH ELECTION. THE AWARD OF THE ARBITRATORS, OR OF THE MAJORITY OF THEM, SHALL BE FINAL, AND JUDGMENT UPON THE AWARD RENDERED MAY BE ENTERED IN ANY COURT, STATE OR FEDERAL, HAVING JURISDICTION.

16. Under Rule 14b-1(c) of the Securities Exchange Act, we are required to disclose to an issuer the name, address, and securities position of our Customers who are beneficial owners of that issuer's securities unless the Customer objects. Therefore, please check one of the boxes below:

__ Yes, I do not object to the disclosure of such information.

__ No, I do not object to the disclosure of such information.

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
17. APPLICABLE TO MARGIN ACCOUNTS ONLY:

 (a) The Customer agrees to maintain in all accounts with SLK such positions and margins as required by all applicable statutes, rules, regulations, procedures and custom, or as SLK deems necessary or advisable. The Customer agrees to promptly satisfy all margin and maintenance calls, and to pay promptly on demand any debit balance owing with respect to any margin accounts. Any nonpayment shall be a breach of this Agreement and SLK may take such action as it considers necessary for its protection.

 (b) The Customer should clearly understand that, notwithstanding a general policy of giving Customers notice of a margin deficiency, SLK is not obligated to request additional margin from the Customer in the event the Customer's account falls below minimum maintenance requirements. More importantly, there may/will be circumstances where SLK will liquidate securities and/or other property in the account without notice to the Customer to ensure that minimum maintenance requirements are satisfied.

 (c) Customer hereby authorizes SLK to lend either to itself or to others any of Customer's securities held by SLK in a margin account and to carry all such property in its general loans. Such property may be pledged, repledged, hypothecated or rehypothecated either separately or in common with other such property for any amounts due to SLK thereon or for a greater sum, and SLK shall have no obligation to retain a like amount of similar property in its possession and control.

 (d) Customer hereby acknowledges receipt of SLK's Truth-in-Lending disclosure statement. Customer understands that interest will be charged on any debit balances in accordance with the methods described in this statement or in any amendment or revision thereto which may be provided to Customer.

 BY SIGNING THIS AGREEMENT THE CUSTOMER ACKNOWLEDGES THAT:

1. THE SECURITIES IN THE CUSTOMER'S MARGIN ACCOUNT MAY BE
LOANED TO SLK OR LOANED OUT TO OTHERS AND;

2. THE CUSTOMER HAS RECEIVED A COPY OF THIS AGREEMENT.

THIS AGREEMENT CONTAINS A PRE-DISPUTE ARBITRATION CLAUSE ON
THIS PAGE AT PARAGRAPH 15.

 .        .        .

Persons signing on behalf of others must indicate title or capacity. If joint account both parties must sign.

____________________________________________________________
Date

____________________________________________________________

PAGE

(Typed or Printed Name(s))



____________________________________________________________
(Signature(s) Two (2) Signatures if Joint Account)


____________________________________________________________
(Mailing Address)


____________________________________________________________



Acct.
No.:_________________________________________________________


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